UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 9, 2003

                              PRIVATEBANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          ____________________________

          DELAWARE                      000-25887               36-3681151
(State or other jurisdiction     (Commission file number)     (I.R.S. employer
     of incorporation)                                       identification no.)

     TEN NORTH DEARBORN                                            60602
     CHICAGO, ILLINOIS                                           (Zip Code)
  (Address of principal
    executive offices)

       Registrant's telephone number, including area code: (312) 683-7100

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 9.  REGULATION FD DISCLOSURE.
         -------------------------

         On July 9, 2003, PrivateBancorp, Inc. (the "Company") announced that it will webcast live its quarterly conference call with financial analysts regarding its earnings results for the quarter ended June 30, 2003. The call will be held on July 21, 2003 at 10:00 a.m. Eastern time (9:00 a.m. Central
Time). Access to the call will be available via a link called "Second Quarter 2003 Earnings Call" on the investor relations page of the Company's Internet website at www.privatebankandtrust.com. Attached as Exhibit 99.1 is a copy of the press release relating to the conference call, which is incorporated herein by reference.

         Note: the information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.


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


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PRIVATEBANCORP, INC.


Date:  July 9, 2003                        By:  /s/ Ralph B. Mandell
                                                --------------------------------
                                                Ralph B. Mandell
                                                Chairman of the Board and Chief
                                                  Executive Officer


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                               INDEX TO EXHIBITS
                               -----------------


Exhibit
-------

99.1            Press Release dated July 9, 2003


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